UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2020

SharpSpring, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36280	05-0502529
(State or other jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

5001 Celebration Pointe Avenue, Gainesville, Florida	32608
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 888-428-9605

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SHSP	NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01       Other Events

On December 15, 2020, SharpSpring, Inc. (the “Company”) announced that it intends to offer for sale in a firm commitment underwritten public offering (the “Proposed Offering”) shares of the Company’s common stock, $.001 par value per share (the “Common Stock”). The Company also announced that it expects Richard A. Carlson, its Chief Executive Officer and President, to grant to the underwriters of the Proposed Offering a 30-day option to purchase up to an additional number of shares of Common Stock equal to 15% of shares of Common Stock to be sold by the Company in the Proposed Offering.

Needham & Company, LLC and Lake Street Capital Markets, LLC are acting as joint book-running managers for the Proposed Offering.

The Proposed Offering will be made pursuant to an effective shelf registration statement on Form S-3 (File No. 333-222850), which was declared effective by the Securities and Exchange Commission on February 9, 2018. A preliminary prospectus supplement and accompanying prospectus relating to the Proposed Offering will be filed with the Securities and Exchange Commission.

The press release announcing the Proposed Offering is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Safe Harbor Statement

This Current Report on Form 10-K contains forward-looking information. Readers are cautioned not to place undue reliance on any such forward-looking statements, each of which speaks only as of the date made. Such statements are subject to certain risks and uncertainties, including those disclosed in Part I, Item IA, Risk Factors, in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019, as amended, as updated by the Company’s subsequently filed Quarterly Report on Form 10-Q for the quarter ended September 30, 2020, and in the preliminary prospectus supplement related to the Proposed Offering to be filed with the SEC. These risks and uncertainties could cause actual results to differ materially from those currently anticipated or projected.

Item 9.01       Financial Statements and Exhibits

(d) Exhibits

Exhibit No.
Description

99.1	Press release dated December 15, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHARPSPRING, INC.

Dated: December 15, 2020	By:	/s/ Aaron Jackson
Aaron Jackson, Chief Financial Officer